Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

27.    COMMITMENTS AND CONTINGENCIES

A.    Commitments

As at December 31, 2011, commitments (excluding pensions and other post-retirement benefits, long-term debt, and ARO) for each of the next five years and in aggregate thereafter consisted of the following:

millions of Canadian dollars	2012	2013	2014	2015	2016	Thereafter	Total
Purchased power (1)	$100.3	$113.4	$117.6	$117.8	$118.0	$1,273.7	$1,840.8
Coal, biomass, oil and natural gas supply	233.0	159.9	109.5	63.4	22.4	599.9	$1,188.1
Transportation (2)	72.5	29.3	26.8	16.5	2.2	2.7	$150.0
Long-term service agreements (3)	12.2	11.3	6.1	5.0	0.5	-	$35.1
Capital projects	56.3	3.5	0.6	3.9	-	13.9	$78.2
Leases (4)	3.9	3.3	3.2	3.1	2.8	16.0	$32.3
Other	5.2	3.8	3.6	3.6	1.0	1.0	$18.2
Total	$483.4	324.5	$267.4	$213.3	$146.9	$1,907.2	$3,342.7
(1)	Purchased power: annual requirement to purchase 100 percent of electricity production from independent power producers over varying contract lengths up to 25 years.
(2)	Transportation: purchasing commitments for transportation of solid fuel and transportation capacity on various pipelines.
(3)	Long-term service agreements: outsourced management of the Company’s computer and communication infrastructure, vegetation management and maintenance of certain generating equipment.
(4)	Leases: operating lease agreements for office space, land, plant fixtures and equipment, telecommunications services, rail cars and vehicles.

B.    Legal Proceedings

A number of individuals who live in proximity to the Company’s Trenton generating station have filed a statement of claim for an unspecified amount against NSPI in respect of emissions from the operation of the plant for the period from 2001 forward. The plaintiffs claim unspecified damages as a result of interference with enjoyment of, or damage to, their property; and adverse health effects they allege were caused by such emissions. The Company has filed a defense to the claim. The outcome of this litigation, and therefore an estimate of any contingent loss, is not determinable.

On October 31, 2011, MF Global Holding Ltd., the parent company of MF Global Inc. (“MFG”), a futures commission merchant used by Emera Energy Services (“Emera Energy”) for natural gas and electricity futures filed for Chapter 11 bankruptcy. Emera Energy was able to transfer its open future positions to other brokers; however $5.46 million USD of its posted margin was frozen with MFG and Emera Energy was unable to transfer these funds. Legal proceedings related to the bankruptcy have been initiated and are expected to involve cross-border insolvency proceedings as a result of MFG’s global affiliates. Although management expects to recover the majority of the frozen funds, a provision has been recognized and the net amount has been reclassified to “Other long-term assets”. The outcome of the bankruptcy proceedings is currently not determinable.

In addition, Emera and its subsidiaries may, from time to time, be involved in legal proceedings, claims and litigations that arise in the ordinary course of business which the Company believes would not reasonably be expected to have a material adverse effect on the financial condition of the Company.

C.    Environment

Emera’s activities are subject to a broad range of federal, provincial, state, regional and local laws and environmental regulations, designed to protect, restore, and enhance the quality of the environment including air, water and solid waste. Emera’s environmental capital expenditures, excluding AFUDC, based upon present environmental laws and regulations were $67.2 million during 2011 and are estimated to be $439.6 million from 2012 through 2015. Amounts that have been committed are included in “Capital projects” in the commitments included in note 27A. The estimated expenditures do not include costs related to possible changes in the environmental laws or regulations and enforcement policies may be enacted in response to issues such as climate change and other pollutant emissions.

NSPI

NSPI is subject to regulation by federal, provincial and municipal authorities with regard to environmental matters primarily through its utility operations. In addition to imposing continuing compliance obligations, there are laws, regulations and permits authorizing the imposition of penalties for non-compliance, including fines, injunctive relief and other sanctions. The cost of complying with current and future environmental requirements is material to NSPI. Failure to comply with environmental requirements or to recover environmental costs in a timely manner through rates could have a material adverse effect on NSPI.

Conformance with legislative and NSPI requirements are verified through a comprehensive environmental audit program. There were no significant environmental or regulatory compliance issues identified during the 2011 and 2010 audits.

Climate Change and Air Emissions

Greenhouse Gas Emissions

NSPI has stabilized, and in recent years, reduced greenhouse gas emissions. This has been achieved by energy efficiency and conservation programs, increased use of natural gas and the addition of new renewable energy sources to the generation portfolio.

Greenhouse gas emissions from NSPI facilities have been capped beginning in 2010 through to 2020. The regulations allow for multi-year compliance periods recognizing the variability in electricity supply sources and demand. Over the decade, the caps will be achieved by a combination of additional renewable generation, import of non-emitting energy, and energy efficiency and conservation.

In 2011, Environment Canada announced proposed regulations for a new national carbon dioxide framework for the electricity sector in Canada. These proposed regulations would apply to new coal-fired electricity generation units; and existing coal-fired electricity generation units that have reached the end of their deemed economic life of forty-five years after commissioning. These proposed regulations will be effective July 1, 2015. Nova Scotia’s existing greenhouse gas regulations require reductions in NSPI’s emissions similar to those reflected in the federal framework. NSPI is engaged with federal and provincial agencies in reviewing the implications of this federal framework and its alignment with its current operating plans under existing Nova Scotia regulations.

Renewable Energy

The Province of Nova Scotia has established targets with respect to the percentage of renewable energy in NSPI’s generation mix. The target date for 5 percent of electricity to be supplied from post-2001 sources of renewable energy, owned by independent power producers, was extended to 2011 from 2010. The target for 2013, which requires an additional 5 percent of renewable energy, is unchanged.

On May 19, 2011 the Nova Scotia Government approved The Electricity Act (Amended) to facilitate the eligibility of energy from the Lower Churchill Project in Labrador as a resource for meeting Nova Scotia’s renewable electricity targets. The amendment requires regulations to be developed that increase the percentage of renewable energy in the generation mix from the planned 25 percent in 2015, to 40 percent by 2020.

Mercury, Nitrogen Oxide and Sulphur Dioxide Emissions

NSPI completed a capital program to add sorbent injection to each of the seven pulverized fuel coal units in 2010 at a cost of $17.3 million. This was put in place to address planned reductions in mercury emissions limits, which are set out in the following table:

Year	Mercury Emissions Limit (kg)
2009	168
2010	110
2011 - 2012	100
2013	85
2014 - 2019	65
2020	35

Any mercury emission above 65 kg, between 2010 and 2013, must be offset by lower emissions in the 2014 to 2020 period.

NSPI completed its capital program of retrofitting low nitrogen oxide combustion firing systems on six of its seven pulverized fuel coal units in early 2009 at a cost of $23.3 million. NSPI now meets the nitrogen oxide emission cap of 21,365 tonnes per year established by the Nova Scotia Government effective 2010. These investments, combined with the purchasing of low sulfur coal, allows NSPI to meet the provincial air quality regulations.

NSPI will meet ever-reducing sulphur dioxide emission cap requirements through the use of a blend of net lower sulphur content solid fuel.

Compared to historical levels, NSPI will have reduced mercury emissions by 60 percent effective 2014, nitrogen oxide by 40 percent effective 2009 and sulphur dioxide by 50 percent effective 2010.

Poly Chlorinated Bi-Phenol Transformers

In response to the Canadian Environmental Protection Act 1999, 2008 Poly Chlorinated Bi-Phenol (“PCB”) Regulations to phase out electrical equipment and liquids containing PCBs, NSPI has implemented a program to eliminate transformers and other electrical equipment on its system that do not meet the 2008 PCB Regulations Standard by 2014. In addition, there is a project to phase out the use of pole mount transformers before 2025 including a capital program to destroy all confirmed PCB contaminated pole mount transformers taken out of service through attrition. The combined total cost of these projects is estimated to be $36.5 million and, as at December 31, 2011 approximately $7.8 million (2010 - $5.4 million) has been spent to date. NSPI has recognized an ARO of $20.6 million as at December 31, 2011 (2010 - $13.9 million) associated with the PCB phase-out program.

Maine Utilities

Poly Chlorinated Bi-Phenol Transformers

In response to a Maine environmental regulation to phase out PCB transformers, the Maine Utilities implemented multi-year programs to eliminate transformers on their systems that did not meet the new State environmental guidelines. The Maine Utilities completed their programs in 2011. The cost of testing the transformers was expensed as incurred; replacement transformers and the cost to install those transformers were capitalized. As at December 31, 2011, all transformers have been remediated and are PCB-free in this effort; the total cumulative expenditures associated with the Maine Utilities’ programs at December 31, 2011 was $4.4 million (December 31, 2010 - $3.0 million).

The Barbados Light & Power Company Limited

BLPC implemented a Health Safety Environmental and Quality Management system in 2006 to assist in safeguarding the health and safety of its employees, contractors and customers while ensuring protection of the environment. The Company conducted an environmental impact assessment on its facilities and significant environmental aspects were identified and programs were developed.

D.    Principal Risks and Uncertainties

In this section, Emera describes some of the principal risks management believes could materially affect Emera’s business, revenues, operating income, net income, net asset or liquidity or capital resources. The nature of risk is such that no list can be comprehensive, and other risks may arise or risks not currently considered material may become material in the future.

Sound risk management is an essential discipline for running the business efficiently and pursuing the Company’s strategy successfully. Emera has a business-wide risk management process, monitored by the Board of Directors, to ensure a consistent and coherent approach.

Acquisition Risk

The risks associated with Emera’s acquisition strategy include the availability of suitable acquisition candidates, obtaining the necessary regulatory approval for any acquisition and assimilating and integrating acquired companies into the Company. In addition, potential difficulties inherent in acquisitions may adversely affect the results of an acquisition. These include delays in implementation or unexpected costs or liabilities, as well as the risk of failing to realize operating benefits or synergies from completed transactions.

Emera mitigates these risks by following systematic procedures for integrating acquisitions, applying strict financial metrics to any potential acquisition and subjecting the process to close monitoring and review by the Board of Directors.

Regulatory Risk

The Company’s rate-regulated subsidiaries are subject to risk in the recovery of costs and investments in a timely manner. The Company manages this regulatory risk through transparent regulatory disclosure, ongoing stakeholder consultation and multi-party engagement on aspects such as utility operations, rate filings and capital plans.

Changes in Environmental Legislation

The Company is subject to regulation by federal, provincial, state, regional, and local authorities with regard to environmental matters primarily related to its utility operations. Changes to climate change and air emissions standards could adversely affect utility operations.

Emera is committed to operating in a manner that is respectful and protective of the environment, and in full compliance with legal requirements and Company policy. Emera and its wholly-owned subsidiaries have implemented this policy through development and application of environmental management systems.

Commodity Prices and Foreign Exchange Rate Fluctuations

A substantial amount of the Company’s fuel supply comes from international suppliers and is subject to commodity price risk. Fuel contracts may be exposed to broader global conditions which may include impacts on delivery reliability and price, despite contracted terms. The Company seeks to manage this risk through the use of financial hedging instruments and physical contracts. In addition, the adoption and implementation of FAMs in certain subsidiaries has further helped manage this risk.

The Company enters into foreign exchange forward and swap contracts to limit exposure on foreign currency transactions such as fuel purchases and USD revenue streams.

Commercial Relationships

NSPI

For the year ended December 31, 2011, NSPI’s five largest customers contributed approximately 13.3 percent (2010 – 14.7 percent) of electric revenues. The loss of a large customer could have a material effect on NSPI’s operating revenues. NSPI works to mitigate this risk through the regulatory process.

NSPI’s largest customer was granted creditor protection under the Companies’ Creditors Arrangement Act (“CCAA”), and suspended operations in September 2011. This customer contributed approximately 6.0 percent (2010 – 7.9 percent) of NSPI’s electric revenues for the year ended December 31, 2011. NSPI is working to recover an outstanding balance of $11.6 million through the CCAA claims process, including a claim for set-off against amounts owing from NSPI to the customer that exceeds the amount receivable. The 2012 General Rate Decision, approved by the UARB, provides for any unrecovered non-fuel electric charges in 2012 related to this customer to be deferred and recovered beginning in 2013.

Brunswick Pipeline

Brunswick Pipeline has a 25 year firm service agreement with Repsol Energy Canada (“REC”). The pipeline was used solely in 2011 and 2010 to transport natural gas from the Canaport LNG terminal in Saint John, New Brunswick to the United States border for REC. The risk of non-payment is mitigated as Repsol YPF, S.A (“Repsol”), the parent company of REC, has provided Brunswick Pipeline with a guarantee for all RECs’ payment obligations under the firm service agreement. As at December 31, 2011 the net investment in direct financing lease with Repsol was $493.8 million. Repsol is rated investment grade BBB/Baa1; credit ratings and other company information are monitored on an ongoing basis. There is currently no allowance for credit losses related to this agreement.

Bayside Power

Bayside Power sells all of its power during the winter months, November through March, to NB Power in accordance with a long-term purchase power agreement (“PPA”). Revenue from this PPA contributed 46.5 percent (2010 – 48.0 percent) to Bayside Power’s electric revenues for the year ended December 31, 2011. The PPA expires March 31, 2021, with an option to renew for an additional five year term, provided both parties consent to the renewal.

Labour Risk

Certain Emera employees are subject to collective labour agreements. Approximately 55 percent of the full-time and term employees at NSPI, BLPC, GBPC, Bangor Hydro, EUS, and MPS are represented by local unions. Approximately 45 percent of the labour force is covered by collective labour agreements that will expire within the next twelve months. Emera seeks to manage this risk through ongoing discussions with local unions.

Weather Risk

Shifts in weather patterns affect electric sales volumes and associated revenues. Extreme weather events generally result in increased operating costs associated with restoring power to customers. Emera responds to significant weather event related outages according to each subsidiary’s respective Emergency Services Restoration Plan.

Interest Rate Risk

The Company utilizes a combination of fixed and variable rate debt financing for operations and capital expenditures resulting in an exposure to interest rate risk. The Company seeks to manage interest rate risk through a portfolio approach that includes the use of fixed and floating rate debt with staggered maturities. The Company will, from time to time, issue long term debt or enter into interest rate hedging contracts to limit its exposure to fluctuations in floating interest rate debt.

E.    Collaborative Arrangement

Bangor Hydro

Through Bangor Hydro, the Company is a party to a collaborative arrangement with National Grid Transmission Services Corporation to develop the Northeast Energy Link (“NEL”) Project. The cost of development activities, including acquisition of land in the transmission corridor and acquisition of necessary governmental and regulatory permits and approvals, are shared equally between the Company and National Grid. Bangor Hydro has deferred $2.5 million USD of costs associated with the NEL project as at December 31, 2011 (2010 – $2.4 million USD), reported in the Consolidated Balance Sheets in “Other” as part of other assets.

F.    Guarantees and Letters of Credit

Emera had the following guarantees and letter of credits as at December 31, 2011:

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NSPI has provided a limited guarantee for the indebtedness of RESL. The guarantee is up to a maximum of $23.5 million. As at December 31, 2011, RESL’s indebtedness under the loan agreement was $21.9 million. NSPI holds a security interest in the present and future assets of RESL. For further information refer to Note 1Z.

•

Emera has provided a guarantee to the Long Island Power Authority (“LIPA”) on behalf of Bear Swamp for Bear Swamp’s long-term energy and capacity supply agreement (“PPA”) with LIPA, which expires on April 30, 2021. The guarantee is for 50 percent of the relevant obligations under the PPA up to a maximum of $18.6 million USD. As at December 31, 2011, the fair value of the PPA is positive.

•

Emera has provided a guarantee to the Bank of Nova Scotia on behalf of Bear Swamp for Bear Swamp’s interest rate swaps entered into between Bear Swamp and the Bank of Nova Scotia which expires on May 9, 2012. The guarantee is for 50 percent of the relevant obligations up to a maximum of $1.0 million USD. In the event Emera was required to make a payment to the Bank of Nova Scotia under this guarantee, the guarantee provides that Emera is able to seek recovery from Bear Swamp’s creditors after Bear Swamp has paid its debts in full. As at December 31, 2011, the fair value of that agreement is positive.

•

At the request of Emera and its subsidiaries, a financial institution has issued standby letters of credit in the amount of $11.4 million for the benefit of third parties that have extended credit to Emera and its subsidiaries. These letters of credit typically have a one year term and are renewed annually as required.

•

A financial institution has issued a standby letter of credit to secure obligations under an unfunded pension plan in NSPI. The letter of credit expires in June 2012 and is renewed annually. The amount committed as at December 31, 2011 was $22.5 million.

•

A financial institution has issued a standby letter of credit to secure obligations under an unfunded pension plan in BHE. The letter of credit is renewed annually in October. The amount committed as at December 31, 2011 was $2.2 million USD.

•

A financial institution has been issued direct pay letters of credit totaling $23.9 million USD to secure principal and interest payments related to Maine Public Utilities Financing Bank bonds issued on behalf of MPS, related to qualifying distribution assets.

No liability has been recognized in the consolidated balance sheets related to any potential obligation under these guarantees and letters of credits.